Exhibit 10.1

EXECUTION VERSION

FOURTH AMENDMENT, dated as of March 19, 2008 (this “Amendment”) to the Credit Agreement (2006-B), dated as of December 15, 2006 (as heretofore amended, the “Agreement”), by and among AIRCASTLE LIMITED, an exempted company organized and existing under the laws of Bermuda (“Parent”), AIRCASTLE HOLDING CORPORATION LIMITED, an exempted company organized and existing under the laws of Bermuda (“AHCL”), AIRCASTLE IRELAND HOLDING LIMITED a limited liability company incorporated in Ireland (“AIHL”, and together with AHCL, the “Borrowers”), JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”) and certain lenders from time to time parties thereto.  Capitalized terms used but not otherwise defined in this Amendment shall have the meanings set forth in the Agreement and the rules of interpretation set forth therein shall apply to this Amendment.

W I T N E S S E T H:

WHEREAS, Parent, the Borrowers, the Lenders and the Administrative Agent are parties to the Agreement;

WHEREAS, the Borrowers have requested that the Lenders amend the Agreement, as more fully described herein; and

WHEREAS, the Lenders are willing to agree to such amendment, but only upon the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                         1.      Amendment to Section 1.1 of the Agreement.

         (a)     Section 1.1 of the Agreement is hereby amended by amending and restating the following defined terms:

             (i)      “Applicable Margin” means:

               (a)     with respect to the Eurodollar Rate, 2.00%; and

               (b)     with respect to the Base Rate, 1.00%;

             (ii)     “Stated Termination Date” means December 11, 2008; and

             (iii)    “Total Revolving Credit Commitment” means a principal amount equal to (a) on any date occurring before June 30, 2008, $150,000,000, (b) on any date occurring on or after June 30, 2008 to and including August 30, 2008, $100,000,000, (c) on any date occurring on or after August 31, 2008, to and including September 29, 2008, $80,000,000, (d) on any date occurring on or after September 30, 2008, to and including October 30, 2008, $60,000,000 and (e) on any date occurring on or after October 31, 2008, $40,000,000, in each case as may be reduced from time to time in accordance with Section 2.7.

         (b)     The following term is added to Section 1.1 of the Agreement:

             (i)      “Fourth Amendment” means the Fourth Amendment dated as of March 19, 2008 to the Agreement, among Parent, the Borrowers, the Lenders and the Administrative Agent.

        (c)      Exhibit A to the Agreement is amended and restated in its entirety as set forth in Exhibit A hereto.

2.       Outstanding Loans.  Upon the effectiveness of this Amendment, (a) the Borrowers shall be deemed to have repaid, immediately prior to the effectiveness of this Amendment, to the Lenders an amount equal to $45,000,000, which amount represents the total amount of outstanding Loans existing as of such time, (b)  JPMorgan Chase Bank, N.A. and Citicorp North America, Inc., as Lenders, shall be deemed to have made, as of the effectiveness of this Amendment, Loans to the Borrowers in the amount of $45,000,000, each in the amount of its pro rata share, determined according to such Lender’s Applicable Commitment Percentage of such Loans and (c)  each of JPMorgan Chase Bank, N.A. and Citicorp North America, Inc., as Lenders, shall pay to Bear Stearns Corporate Lending Inc. its Applicable Commitment Percentage of the $15,000,000 in principal amount owing to Bear Stearns Corporate Lending Inc. as of the date hereof under the Agreement.

3.       Bear Stearns.  Bear Stearns Corporate Lending Inc. shall be a party to the Agreement solely to confirm that, as of the effectiveness of this Amendment: (a) it has no further obligation to make Loans under the Agreement, (b) it has no further right to receive repayment of principal of any Loans made under the Agreement (other than the amount to be paid to it by JPMorgan Chase Bank, N.A. and Citicorp North America, Inc. pursuant to Section 2 (c) above) , (c) the Applicable Commitment Percentage applicable to it is zero and (d) it is no longer a Lender under the Agreement.

4.       Fees.  Upon the effectiveness of this Amendment, the Borrowers shall pay to each Lender a one time fee equal to 0.25% of such Lender’s Revolving Credit Commitment as of such date.

5.       Effectiveness.  This Amendment shall become effective upon the execution of this Amendment by the duly authorized representatives of the Parent, the Borrower and the Lenders.

6.       Fees and Expenses.  The Borrower shall pay all accrued and unpaid fees, costs and expenses in connection with this Amendment and the transactions contemplated thereby to the extent then due and payable, together with the reasonable legal fees and expenses of the Administrative Agent.

                         7.       Continuing Effect of Loan Documents.  This Amendment shall not constitute an amendment or waiver of any provision of the Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any further or future action on the part of the Credit Parties that would require an amendment, waiver or consent of the Lenders or Administrative Agent.  Except as expressly amended hereby, the provisions of the Agreement are and shall remain in full force and effect.

                         8.       Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument

                         9.       Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                         10.     Integration.  This Amendment and the other Loan Documents represent the agreement of the Credit Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

                         11.     GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

AIRCASTLE LIMITED, as Parent

By:	/s/ Ron Wainshal
Name: Ron Wainshal
Title: Chief Executive Officer

AIRCASTLE HOLDING CORPORATION LIMITED, as Borrower

By:	/s/ Ron Wainshal
Name: Ron Wainshal
Title: Chairman and Chief Executive Officer

AIRCASTLE IRELAND HOLDING LIMITED, as Borrower

By:	/s/ Ron Wainshal
Name: Ron Wainshal
Title: Director

JPMORGAN CHASE BANK, N.A., as Agent and as a Lender

By:	/s/ Matthew H. Massie
Name: Matthew H. Massie
Title: Managing Director

BEAR STEARNS CORPORATE LENDING INC., as a Lender

By:	/s/ Linda A. Carper
Name: Linda A. Carper
Title: Vice President

CITICORP NORTH AMERICA, INC., as a Lender

By:	/s/ Thomas Hollahan
Name: Thomas Hollahan
Title: VP

EXHIBIT A

Applicable Commitment Percentages

	Revolving Credit	Applicable Commitment
Lenders	Commitment	Percentage

on any date occurring before June 30, 2008:

JPMorgan Chase Bank, N.A.	$75,000,000	50.00%
Citicorp North America, Inc.	$75,000,000	50.00%

on any date occurring on or after June 30, 2008 to and including August 30, 2008:

JPMorgan Chase Bank, N.A.	$50,000,000	50.00%
Citicorp North America, Inc.	$50,000,000	50.00%

on any date occurring on or after August 31, 2008, to and including September 29, 2008:

JPMorgan Chase Bank, N.A.	$40,000,000	50.00%
Citicorp North America, Inc.	$40,000,000	50.00%

on any date occurring on or after September 30, 2008, to and including October 30, 2008:

JPMorgan Chase Bank, N.A.	$30,000,000	50.00%
Citicorp North America, Inc.	$30,000,000	50.00%

on any date occurring on or after October 31, 2008:

JPMorgan Chase Bank, N.A.	$20,000,000	50.00%
Citicorp North America, Inc.	$20,000,000	50.00%